Vertex Energy, Inc. 8-K

Exhibit 99.1

VERTEX ENERGY ANNOUNCES 5-YEAR RENEWABLE

DIESEL SUPPLY AGREEMENT WITH IDEMITSU APOLLO RENEWABLE CORPORATION

HOUSTON, TX., February 17, 2022 -- Vertex Energy, Inc. (NASDAQ: VTNR, “Vertex Energy”, “Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that it has entered into a 5-year product supply agreement with Idemitsu Apollo Renewable Corporation (“Idemitsu”), a wholly-owned California-based subsidiary of Idemitsu Kosan. The agreement is conditional upon certain conditions precedent, including the closing of Vertex’s planned acquisition of the Mobile, Alabama refinery (“Mobile”) as previously disclosed, and the completion of a subsequent conversion of the Mobile refinery’s hydrocracking unit, a project that will facilitate the production of renewable diesel fuel at the refinery, which is expected to be completed following the completion of the acquisition, by year-end 2022.

Under the terms of its supply agreement with Idemitsu, Vertex will supply 100% of the renewable diesel produced at the Mobile refinery to Idemitsu during the term of the agreement. Further, as indicated in the supply agreement, Idemitsu will pay Vertex for each gallon produced at an indexed, spot-market price at the time of production, resulting in an immediate working capital benefit to Vertex. At current commodity and credits values, and assuming the timely completion of the capital project and ongoing production at currently projected levels, the expected revenue over the five year agreement would exceed $6 billion.

As one of the largest suppliers of both conventional and renewable fuels in North America, Idemitsu is a valued off-take partner that provides Vertex with a depth of product marketing experience and access to growing regional markets in the western United States and Canada.

“We are pleased to partner with Idemitsu on this important agreement, one that will ensure off-take for all produced renewable diesel fuel production at the Mobile refinery,” stated Benjamin P. Cowart, President and CEO of Vertex, “As we seek to scale renewables production at the Mobile refinery over time, following our acquisition of such facility, Idemitsu is well-equipped to place incremental renewables volumes, given their extensive distribution network. We believe that this agreement, together with our existing conventional fuels off-take agreements with other, high-quality counterparties, position Vertex for success as we move toward the planned closing of the Mobile refinery acquisition.”

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is a specialty refiner of alternative feedstocks and marketer of high-quality refined products. Vertex is one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Heartland (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ and Group III Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, Vertex’s ability to satisfy closing conditions associated with the previously disclosed and contemplated Mobile refinery acquisition; the Company’s ability to raise sufficient capital to complete the Mobile refinery acquisition and planned capital projects and the terms of such funding; the timing of planned capital projects at the Mobile refinery and the outcome thereof; the future production of the Mobile refinery; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Mobile refinery acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the Mobile refinery acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Mobile refinery acquisition transaction; the ability to obtain consents, and meet closing conditions to the Mobile refinery acquisition on a timely basis or at all, including the risk that approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s Mobile refinery acquisition or the expected benefits of the transaction; difficulties and delays in integrating the Mobile refinery; the Company’s plans for financing the Mobile refinery acquisition and planned projects; the estimated timeline of the renewable diesel capital project, estimated and actual production associated therewith, estimated revenues over the course of the agreement with Idemitsu, anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement; certain mandatory redemption provisions of the recently sold senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to comply with required covenants thereunder and pay amounts due under such senior notes, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with KMTEX and Bunker One (USA), Inc.; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive, including IMO 2020; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; risks associated with the Company’s ability to complete the proposed purchase transaction of the Mobile refinery, as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; and the expected benefits, output, financial metrics and production of proposed transactions. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The revenue and production projections and estimates provided herein were prepared by Vertex in good faith using assumptions believed to be reasonable, however, such projections and estimates are preliminary and subject to change. The assumptions and estimates underlying such projections are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projections. As a result, the estimates and projections should not be relied on as necessarily predictive of actual future events. The projected financial information contained herein should not be regarded as a representation or warranty by Vertex, its management, advisors, or any other person that the projections can or will be achieved. Vertex cautions that the projections are speculative in nature and based upon subjective decisions and assumptions.

CONTACT

Investor Relations

720.778.2415

IR@vertexenergy.com